UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2005

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-12351                41-1849591
(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File number)           Identification No.)


              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)

                                 (952) 525-5020
                          Registrant's telephone number

                                 Not Applicable
         (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.  Results of Operations and Financial Condition

On July 20, 2005, Metris Companies Inc. ("Registrant") issued a press release announcing its results of operations for the second quarter of 2005. That press release is furnished as Exhibit 99.1 to this Report.

The information in this Current Report, including the exhibit attached hereto, is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ( "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure

On July 20, 2005, Metris Companies Inc. issued a press release announcing its results of operations for the second quarter of 2005. That press release is furnished as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

99.1 Press release of Metris Companies Inc. dated July 20, 2005, reporting financial results for the second quarter ended June 30, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METRIS COMPANIES INC.


Dated:  July 21, 2005               By:/s/David D. Wesselink
                                          David D. Wesselink
                                          Chairman and CEO



                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Press release of Metris Companies Inc. dated July 20, 2005, reporting financial results for the second quarter ended June 30, 2005.